UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

Caesars Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, 12th Floor

Reno, Nevada 89501

(Address of principal executive offices, including zip code)

(775) 328-0100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	CZR	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On July 28, 2022, the Board of Directors (the “Board”) of Caesars Entertainment, Inc., a Delaware corporation (the “Company”), adopted Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”) to modify the voting standard for election of directors in uncontested elections from a plurality voting standard to a majority voting standard. The Amended and Restated Bylaws were effective upon adoption by the Board. Pursuant to the amendment, a nominee to the Board would be elected if he or she receives more votes “for” than “against” and/or “withheld” with respect to his or her election, except that a plurality voting standard will be applicable if the number of nominees exceeds the number of directors to be elected. The Board also amended the Company’s Corporate Governance Guidelines (the “Amended Guidelines”) to provide that any nominee who fails to receive the requisite majority vote at an uncontested stockholder election must tender his or her resignation from the Board. Pursuant to the Amended Guidelines, the Nominating and Corporate Governance Committee will assess the appropriateness of such nominee continuing to serve on the Board and recommend to the Board whether to accept or reject the resignation. The Amended Guidelines provide that the Board shall act on any such tendered resignation and publicly disclose its decision within 90 days following the certification of the stockholder vote.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Caesars Entertainment, Inc. effective as of July 28, 2022.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2022	CAESARS ENTERTAINMENT, INC.

	By:	/s/ Edmund L. Quatmann, Jr.
Executive Vice President, Chief Legal Officer and Secretary